UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  April 4, 2007
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   01-13612               02-0398678
  ----------------------------        -----------          ----------------
  (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)             File Number)         Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On April 4, 2007, the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") approved a stipulation and consent order between Congoleum Corporation ("Congoleum") and Gilbert Randolph LLP ("GR") (formerly Gilbert, Heintz & Randolph LLP) resolving a dispute regarding the GR disgorgement order (the "GR Settlement").

In March 2004, the Bankruptcy Court had approved the retention of GR as special insurance counsel to Congoleum. An insurance company then appealed the retention order. In October 2005, the Court of Appeals for the Third Circuit issued an opinion disqualifying GR from serving as counsel to Congoleum and, in February 2006, the Bankruptcy Court ordered GR to disgorge all fees and certain expenses it was paid by Congoleum.

Under the terms of the GR Settlement, GR will be obligated to pay to Congoleum a total of $9,168,468.71 (the "Disgorgement Amount"), representing the full amount of fees previously ordered to be disgorged by the Bankruptcy Court, less $500,000 for certain out-of pocket expenses GR had applied to the Bankruptcy Court to receive, all in full settlement of the disgorgement order and related proceedings as set forth in the GR Settlement.

The Disgorgement Amount will be paid by GR over time pursuant to a note agreement (the "Note Agreement") and a promissory note (the "Promissory Note") and will be secured by all of the assets of GR as referenced more fully in a security agreement (the "Security Agreement"). The Promissory Note will be in the principal amount of $9,168,468.71, will mature and become payable (unless sooner paid) on December 31, 2010 and will bear interest at a rate of 7% per annum, with interest paid on a quarterly basis in arrears, until December 31, 2008. On and after January 1, 2009, the interest rate on the Promissory Note will be 8% per annum, and on and after January 1, 2010, the interest rate on the Promissory Note will be 9% per annum.

Copies of the GR Settlement, the Note Agreement, the Promissory Note, and the Security Agreement are attached as exhibits hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

--------------------------------------------------------------------------------
 EXHIBIT NO.                           DESCRIPTION
--------------------------------------------------------------------------------
     10.1 Stipulation and Consent Order Resolving Dispute Regarding GHR Disgorgement Order by and between Gilbert Randolph LLP and Congoleum Corporation
--------------------------------------------------------------------------------
     10.2 Note Agreement by and between Gilbert Randolph LLP and Congoleum Corporation
--------------------------------------------------------------------------------
     10.3      Promissory Note of Gilbert Randolph LLP
--------------------------------------------------------------------------------
     10.4 Security Agreement made by Gilbert Randolph LLP in favor of Congoleum Corporation
--------------------------------------------------------------------------------

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 10, 2007                Congoleum Corporation

                                    By: /s/ Howard N. Feist III
                                        --------------------------------
                                    Name: Howard N. Feist III
                                    Title: Chief Financial Officer


                                  Exhibit Index


--------------------------------------------------------------------------------
 EXHIBIT NO.                           DESCRIPTION
--------------------------------------------------------------------------------
     10.1 Stipulation and Consent Order Resolving Dispute Regarding GHR Disgorgement Order by and between Gilbert Randolph LLP and Congoleum Corporation
--------------------------------------------------------------------------------
     10.2 Note Agreement by and between Gilbert Randolph LLP and Congoleum Corporation
--------------------------------------------------------------------------------
     10.3      Promissory Note of Gilbert Randolph LLP
--------------------------------------------------------------------------------
     10.4 Security Agreement made by Gilbert Randolph LLP in favor of Congoleum Corporation
--------------------------------------------------------------------------------